UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. ______)


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14A-12


                          New England Bancshares, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
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(3)  Per unit price or other underlying value of transaction computed pursuant
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     calculated and state how it was determined):
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|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


                                  July 7, 2005


Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of New England Bancshares, Inc. The meeting will be held at the Enfield Hotel, One Bright Meadow Boulevard, Enfield, Connecticut on Thursday, August 11, 2005 at 1:00 p.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of Shatswell, MacLeod & Company, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                           Sincerely,


                                           /s/ David J. O'Connor


                                           David J. O'Connor
                                           President and Chief Executive Officer

                          New England Bancshares, Inc.
                               660 Enfield Street
                           Enfield, Connecticut 06082
                                 (860) 253-5200

--------------------------------------------------------------------------------

                    Notice of Annual Meeting of Stockholders

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      On Thursday, August 11, 2005, New England Bancshares, Inc. (the "Company")
will hold its annual meeting of stockholders at the Enfield Hotel, One Bright Meadow Boulevard, Enfield, Connecticut. The meeting will begin at 1:00 p.m., local time. At the meeting, the stockholders will consider and act on the following:

      1.    The election of three directors to serve for terms of three years;

      2. The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the fiscal year ending March 31, 2006; and

      3. The transaction of any other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business scheduled to come before the meeting.

      Only stockholders of record at the close of business on June 24, 2005 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed proxy card, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Nancy L. Grady


                                              Nancy L. Grady
                                              Corporate Secretary


Enfield, Connecticut
July 7, 2005

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                          New England Bancshares, Inc.
                          ----------------------------

                                 Proxy Statement
                          ----------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of New England Bancshares, Inc. (the "Company" or "New England Bancshares") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Enfield Federal Savings and Loan Association ("Enfield Federal"). The annual meeting will be held at the Enfield Hotel, One Bright Meadow Boulevard, Enfield, Connecticut on Thursday, August 11, 2005 at 1:00 p.m., local time. This proxy statement and the enclosed proxy card are being mailed to stockholders of record on or about July 7, 2005.

                           Voting and Proxy Procedure

Who Can Vote at the Meeting

      You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on June 24, 2005. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker or nominee how to vote.

      As of the close of business on June 24, 2005, there were 2,257,651 shares of Company common stock outstanding. Each share of common stock has one vote. The Company's Charter provides that a record owner of the Company's common stock (other than Enfield Mutual Holding Company) who beneficially owns, either directly or indirectly, in excess of 10% of the Company's outstanding shares, is not entitled to vote the shares held in excess of the 10% limit.

Attending the Meeting

      If you are a stockholder as of the close of business on June 24, 2005, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

      A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non- votes will have no effect on the outcome of the election.

      In voting on the ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes cast at the annual meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on these proposals.

      Enfield Mutual Holding Company owns 57.5% of the shares of common stock entitled to vote at the annual meeting. Enfield Mutual Holding Company has indicated that it intends to vote its shares of common stock "FOR" both proposals, thereby ensuring a quorum at the annual meeting and the election of the director nominees and the ratification of the appointment of the independent auditors.

Voting by Proxy

      The Company's Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends that you vote "FOR" each of the nominees for director and "FOR" ratification of Shatswell, MacLeod & Company, P.C. as the Company's independent auditors for the 2006 fiscal year.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, provided such new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person by ballot. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please review the proxy card or instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

Participants in Enfield Federal's ESOP and 401(k) Plan

      If you participate in the Enfield Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP") or if you hold shares through the Enfield Federal Savings and Loan Association Employees' Savings & Profit Sharing Plan (the "401(k) Plan"), you will receive a vote authorization form for each plan that reflects all the shares that you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of New England Bancshares common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions were received in the same proportion as shares for which the trustee received timely voting instructions. Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of New England Bancshares common stock credited to your account in the 401(k) plan. The trustee will vote all shares of New England Bancshares common stock for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan's trustee is August 1, 2005.

                              Corporate Governance

General

      The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company's operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Code of Ethics and Business Conduct

      The Company has adopted a Code of Ethics and Business Conduct that is designed to promote the highest standards of ethical conduct by the Company's directors, executive officers and employees. The Code of Ethics and Business Conduct requires that the Company's directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct.

      As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints regarding accounting, internal accounting controls and auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Ethics and Business Conduct.

Meetings of the Board of Directors

      The Company conducts business through meetings of its Board of Directors and through activities of its committees. The Board of Directors generally meets quarterly and may have additional meetings as needed. During fiscal 2005, the Board of Directors held seven meetings. All of the current directors attended at least 75% of the total number of the board meetings held and committee meetings on which such directors served during fiscal 2005.

Committees of the Board of Directors

      Audit Committee. The Audit Committee consists of Messrs. Bolduc, Stevens and Tatoian. The primary role of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of New England Bancshares' processes and systems of internal controls concerning accounting and financial reporting and to review compliance with applicable laws and regulations. The committee is also responsible for engaging New England Bancshares independent auditor and its internal auditor and monitoring their conduct and independence. The Audit Committee met six times in fiscal 2005. Each member of the Audit Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. The Board of Directors has designated Lucien P. Bolduc as an audit committee financial expert under the rules of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "Proposal 2 - Ratification of Independent Auditors - Audit Committee Report."

      Compensation Committee. The Compensation Committee consists of Messrs. Dow, Leary and Stevens. This committee is responsible for making recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits. The Compensation Committee met once in fiscal 2005. Each member of the Compensation Committee is independent in accordance with the listing standards of the Nasdaq Stock Market.

      Nominating Committee. The Nominating Committee, consisting of Messrs. Dow, Stevens and Tatoian, assists the Board of Directors in identifying qualified individuals to serve as Board members, in determining the composition of the Board of Directors and its committees and in monitoring a process to assess Board effectiveness. The Nominating Committee also considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Nominating Committee met once in fiscal 2005. Each member of the Nominating Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. The procedures of the Nominating Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See "Nominating Committee Procedures." The Board of Directors has adopted a charter for the Nominating Committee, which is not available on the Company's website but was included as an appendix to the Company's proxy statement for the 2004 annual meeting of stockholders.

      Attendance at the Annual Meeting. The Board of Directors encourages each director to attend annual meetings of stockholders. All of the directors attended the 2004 annual meeting of stockholders.

Directors' Compensation

      Fees. Each non-employee director of Enfield Federal receives a $1,000 annual retainer and $400 for each board meeting and each Audit, ALCO or Planning Committee meeting they attend. Additionally, each non-employee director of Enfield Federal receives $225 for each Executive

Committee meeting they attend. Chairpersons of the respective committees each receive an additional $50 for each committee meeting they attend. Additionally, non-employee directors of New England Bancshares receive an annual retainer of $4,000.

      Directors' Retirement Plan. Enfield Federal established the Enfield Federal Savings and Loan Association Director Fee Continuation Plan to provide the directors serving on the board as of the date of the plan's implementation with a retirement income supplement. The plan has six participants. Under the plan, participants are entitled to an annual benefit, as of their Retirement Date, of $1,000 for each full year of service as a director from June 1, 1995, plus $250 for each full year of service as a director before June 1, 1995, with a maximum benefit of $6,000 per year, payable in ten annual installments. For purposes of the plan, "Retirement Date" is defined as the June 1st following a director's 70th birthday. Upon an eligible retired director's death, but before the ten payments have been made, Enfield Federal is obligated to pay the director's beneficiary, at its option, a discounted lump sum payment equal to the remaining payments or the remaining installment payments. If an active eligible non-employee director dies before his or her Retirement Date, Enfield Federal is obligated to pay the director's designated beneficiary a benefit equal to the discounted value of the ten annual installments the director would have been entitled to had he or she lived to his or her Retirement Date. The benefit is payable, at Enfield Federal's discretion, in a lump sum or in ten annual installments. Enfield Federal has acquired life insurance policies for each of the eligible non-employee directors as an informal source of funding for its obligations under the plan.

                                 Stock Ownership

      The following table provides information as of June 24, 2005, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                            Number of Shares   Percent of Common
Name and Address                                  Owned        Stock Outstanding
--------------------                        ----------------   -----------------
Enfield Mutual Holding Company                 1,298,786(1)          57.5%
660 Enfield Street
Enfield, Connecticut 06082

----------
(1) Includes 1,127,431 shares acquired in Enfield Federal's mutual holding company reorganization, which was completed on June 4, 2002 and 171,355 shares acquired in connection with the acquisition of Windsor Locks Community Bank, FSL, which was completed on December 12, 2003. The members of the Board of Directors of Enfield Mutual Holding Company consists of certain members of the Board of Directors of New England Bancshares and Enfield Federal.

      The following table provides information about the shares of our common stock that may be considered to be owned by each of our directors, by the executive officers named in the Summary Compensation Table and by all of our directors and executive officers as a group as of June 24, 2005. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                                                                           Number of Shares
                                                        Number of            That May Be
                                                          Shares            Acquired Within      Percent of
                                                          Owned              60 Days By        Common Stock
      Name                                        (excluding options)(1)  Exercising Options   Outstanding(2)
-----------------                                  --------------------   ------------------   -------------
Lucien P. Bolduc ..............................           2,548                 2,450                 *
Peter T. Dow ..................................           4,948(3)              2,450                 *
William C. Leary ..............................             800                    --                 *
Myron J. Marek ................................           4,713                 2,450                 *
Dorothy K. McCarty ............................           3,948                 2,450                 *
David J. O'Connor .............................          18,626(4)             14,286                1.4%
John F. Parda .................................           7,490(5)              2,000                 *
Richard K. Stevens ............................           8,048                 2,450                 *
Richard M. Tatoian ............................           3,448                 2,450                 *

All executive officers and directors as a group
(10 persons) ..................................          60,169                31,586                4.0%


----------

* Less than 1% of shares outstanding
(1) Includes unvested shares of restricted stock held in trust under the New England Bancshares, Inc. 2003 Stock- Based Incentive Plan, with respect to which the beneficial owner has voting but not investment power as follows:
      Messrs. Bolduc, Dow, Marek, Stevens and Tatoian and Ms. McCarty--1,468 shares; Mr. O'Connor --8,571 shares; and Mr. Parda --3,000 shares.
(2) Based on 2,257,651 shares of our common stock outstanding as of June 24, 2005, plus the number of shares that each person may acquire within 60 days by exercising stock options.
(3) Includes 2,500 shares held in a trust in which Mr. Dow shares voting and investment power.
(4) Includes 1,982 shares allocated under the Enfield Federal Savings and Loan Association Employee Stock Ownership Plan, with respect to which Mr. O'Connor has voting but not investment power and 297 shares held in trust in which Mr. O'Connor shares voting and investment power.
(5) Includes 1,019 shares allocated under the Enfield Savings and Loan Association Employee Stock Ownership Plan, with respect to which Mr. Parda has voting but not investment power and 196 shares held in trust in which Mr. Parda shares voting and investment power.

                       Proposal 1 -- Election of Directors

      The Company's Board of Directors currently consists of eight members. The Board is divided into three classes in equal as number as possible, each with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election this year are Peter T. Dow, William
C. Leary and Dorothy K. McCarty, each of whom is a director of the Company and Enfield Federal. Because the Company is trading on the OTC Electronic Bulletin Board, there are no independence requirements for the Company's directors. However, if the Company were to apply the current listing standards of the Nasdaq Stock Market, each of the directors would be considered independent, except for David J. O'Connor, who is an employee of the Company and Enfield Federal.

      It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      The Board of Directors recommends a vote "FOR" the election of all of the nominees.

      Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each nominee's biography is as of March 31, 2005. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of Enfield Federal.

                       Nominees for Election of Directors

      The nominees standing for election are:

      Peter T. Dow is President of Dow Mechanical Corporation, a manufacturer of quality control inspection equipment, located in Enfield, Connecticut. Mr. Dow was appointed Chairman of the Board of Directors in April 2004. Age 65. Director since 1982.

      William C. Leary has been a judge for the Probate Court of Windsor Locks since 1971 and a partner with the firm of O'Malley Deneen Leary Messina and Oswecki since 1994. Mr. Leary served as the Chairman of the Board of Windsor Locks Community Bank, FSL from March 2002 until its acquisition by Enfield Federal in December 2003. Age 66. Director since 2003.

      Dorothy K. McCarty is a retired town clerk of Suffield, Connecticut. Age
74. Director since 1990.

                         Directors Continuing in Office

      The following directors have terms ending in 2006:

      Myron J. Marek is a retired retail jeweler. Age 72. Director since 1987.

      Lucien P. Bolduc is a certified public accountant with the accounting firm of Mercik, Kuczarski & Bolduc, LLC located in Enfield, Connecticut. Age 45. Director since 2002.

      The following directors have terms ending in 2007:

      David J. O'Connor has been the President and Chief Executive Officer of Enfield Federal since 1999 and of New England Bancshares since 2002. Mr. O'Connor has over 30 years of banking experience in New England. Before joining Enfield Federal, he was the Executive Vice President, Treasurer and Chief Financial Officer of The Berlin City Bank, a community bank in New Hampshire. Age 58. Director since 1999.

      Richard K. Stevens is owner and President of Leete-Stevens, Inc., a funeral home located in Enfield, Connecticut. Age 58. Director since 1995.

      Richard M. Tatoian is a self-employed attorney practicing in Enfield, Connecticut. Age 58. Director since 1995.

               Proposal 2 -- Ratification of Independent Auditors

      The Audit Committee of the Board of Directors has appointed Shatswell, MacLeod & Company, P.C. to be the Company's auditors for the 2006 fiscal year, subject to ratification by stockholders. A representative of Shatswell, MacLeod & Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants may be considered by the Audit Committee of the Board of Directors.

      The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors.

Audit Fees

      The following table sets forth the fees billed to the Company for the fiscal years ending March 31, 2005 and March 31, 2004 by Shatswell, MacLeod & Company, P.C.:


                                            2005        2004
                                            ----        ----
                Audit Fees ..........     $61,000     $59,000
                Audit-Related Fees(1)          --      48,200
                Tax Fees(2) .........       6,100      12,300
                All other fees(3) ...          --      14,000

                  --------------------------

               (1) Consists of audits in connection with the acquisition of
                   Windsor Locks Community Bank.
               (2) Consists of tax filings and tax-related compliance and other advisory services.
               (3) Consists of internal auditing services.

Pre-Approval of Services by the Independent Auditor

      The Audit Committee will consider on a case-by-case basis and, if appropriate, approve all audit and non-audit services to be provided by the Company's independent auditors. Alternatively, the Audit Committee may adopt a policy for pre-approval of audit and permitted non-audit services by the Company's independent auditor.

      The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                             Audit Committee Report

      The Company's management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

      In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

      In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

      The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

      In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to stockholder ratification, the selection of the Company's independent auditors, for the fiscal year ending March 31, 2006.

    Audit Committee of the Board of Directors of New England Bancshares, Inc.

                                Lucien P. Bolduc
                               Richard K. Stevens
                               Richard M. Tatoian

                             Executive Compensation

Summary Compensation Table

      The following information is furnished for Messrs. O'Connor and Parda. No other executive officer of New England Bancshares received a salary and bonus of $100,000 or more during the year ended March 31, 2005.

                                                   Annual                     Long-Term
                                               Compensation(1)            Compensation Awards
                                             -------------------     ---------------------------
                                                                     Restricted      Securities
                                                                       Stock         Underlying
                                                                       Awards       Options/SARs       All Other
Name and Principal Positions         Year     Salary      Bonus        ($)(2)            (#)         Compensation
----------------------------         ----    --------    -------     ----------     ------------     ------------
David J. O'Connor.................   2005    $202,871    $33,600     $      --             --         $28,617(3)
   President and Chief Executive     2004     174,500     32,000            --             --           26,203
   Officer                           2003     166,340     18,000       216,418         35,714           23,949

John F. Parda.....................   2005    $ 96,634    $15,000     $      --          2,000          $13,336(4)
   Senior Vice President and         2004      89,914     12,000            --             --           12,777
   Chief Loan Officer                2003      85,500     10,000        75,750          4,000           11,126


----------
(1) Does not include the aggregate amount of perquisites and other benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.
(2) As of March 31, 2005, the market value of the 8,571 unvested shares of restricted stock held by Mr. O'Connor was $152,564 and the market value of the 3,000 unvested shares of restricted stock held by Mr. Parda was $53,400.
(3) Includes $2,210 in insurance premiums paid by Enfield Federal under an endorsement method split-dollar life insurance arrangement, $2,029 related to an additional life insurance policy for Mr. O'Connor, employee stock ownership plan allocations with a market value of $18,292 and $6,086 in employer matching contributions made under the 401(k) Plan.
(4) Includes employer stock ownership plan allocations with a market value of $9,427, $2,899 in employer matching contributions made under the 401(k) plan and $1,010 related to a life insurance policy for Mr. Parda.

      Employment Agreement. Enfield Federal and New England Bancshares maintain an employment agreement with Mr. O'Connor. The employment agreement is intended to ensure that New England Bancshares and Enfield Federal will be able to retain Mr. O'Connor's services. The continued success of New England Bancshares and Enfield Federal depends to a significant degree on the skills and competence of Mr. O'Connor.

      The employment agreement provides for a three-year term. The term of the employment agreement will be extended annually unless written notice of non-renewal is given by the Board of Directors of Enfield Federal. The employment agreement provides that the executive's base salary will be reviewed annually. Mr. O'Connor's current base salary is $210,000. In addition to the base salary, Mr. O'Connor's employment agreement provides for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The employment agreement provides for termination by Enfield Federal for cause, as defined in the employment agreement, at any time. If Enfield Federal chooses to terminate the executive's employment for reasons other than for cause, or if the executive resigns from Enfield Federal after specified circumstances that would constitute constructive termination, the executive or, if he dies, his beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to him for the remaining term of the employment agreement and the contributions that would have been made on his behalf to any employee benefit plans of New England Bancshares and Enfield Federal during the remaining term of the employment agreement. Enfield Federal would also continue and/or pay for Mr. O'Connor's life, health, dental and disability coverage for the remaining term of the employment agreement. Upon termination of the executive for reasons other than a change in control, he must adhere to a one-year non-competition agreement.

      Under the employment agreement, if voluntary (upon circumstances discussed in the agreement) or involuntary termination follows a change in control of New England Bancshares or Enfield Federal, Mr. O'Connor or, if he dies, his beneficiary, would be entitled to a severance payment equal to the greater of:
(1) the payments due for the remaining term of the agreement; or (2) three times the average of the five preceding taxable years' annual compensation. Enfield Federal would also continue and/or pay for Mr. O'Connor's life, health, dental and disability coverage for thirty-six months. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount and the employer would not be entitled to deduct such amount. The agreement provides that Mr. O'Connor will not receive an excess parachute payment.

      All reasonable costs and legal fees paid or incurred by Mr. O'Connor in any dispute or question of interpretation relating to the employment agreement will be paid by Enfield Federal, if Mr. O'Connor is successful on the merits in a legal judgment, arbitration or settlement. The employment agreement also provides that Enfield Federal and New England Bancshares will indemnify Mr. O'Connor to the fullest extent legally allowable.

      Change in Control Agreement. Enfield Federal currently maintains a two-year change in control agreement with Mr. Parda. The agreement is renewable annually. The agreement provides that if involuntary termination or, under certain circumstances, voluntary termination follows a change in control of the Company or Enfield Federal, Mr. Parda would be entitled to receive a severance payment equal to two times his "base amount," as defined under the Internal Revenue Code. Enfield Federal would also continue and/or pay for life, health and disability coverage for twenty-four months following termination. Payments to the executive under the agreement will be paid by the Company if payments (or other benefits) are not paid by Enfield Federal.

      Supplemental Executive Retirement Plans. Enfield Federal maintains the Executive Supplemental Retirement Plan to provide Mr. O'Connor with, upon his attainment of age 65, an annual retirement benefit of $172,796 payable in equal monthly installments over a period of 180 months. Following the initial 180-month period, additional amounts may be payable to Mr. O'Connor until his death based on the performance of certain life insurance policies that Enfield Federal has acquired as an informal funding source for its obligation to Mr. O'Connor. If Mr. O'Connor voluntarily or involuntarily terminates his employment with Enfield Federal, Mr. O'Connor will be entitled to receive at age 65 the balance of his accrued benefit under the plan payable over 180 months and the additional supplemental benefit he would have been entitled to had he remained employed by Enfield Federal until his retirement. If Mr. O'Connor dies before the completion of benefit payments under the plan, his beneficiary will receive, at Enfield Federal's discretion, the remaining installments or a lump sum of the present value of his remaining installment payments. If a change in control occurs (as defined in the plan), followed by Mr. O'Connor's voluntary or involuntary termination of employment with Enfield Federal, Mr. O'Connor will be entitled to receive at age 65 a benefit equal to the benefits he would have received had he continued to be employed by Enfield Federal until age 65.

      Enfield Federal has established a rabbi trust to hold the insurance policies purchased to satisfy the obligations of Enfield Federal with respect to the Executive Supplemental Retirement Plan. Until the plan benefits are paid to Mr. O'Connor, creditors may make claims against the trust's assets if Enfield Federal becomes insolvent. As of March 31, 2005, Enfield Federal had accrued $410,000 for its liabilities under the plan.

      In addition to the Executive Supplemental Retirement Plan, Enfield Federal maintains the Enfield Federal Savings and Loan Association Supplemental Executive Retirement Plan. This plan provides restorative payments to designated executives who are prevented from receiving the full benefits under the ESOP or the full matching contribution under the 401(k) Plan due to the legal limitations imposed on tax-qualified plans. The Board of Directors of Enfield Federal has designated Mr. O'Connor to participate in the plan. In addition to providing for benefits lost under the ESOP and the 401(k) Plan, the supplemental executive retirement plan also provides supplemental benefits to participants upon a change in control (as defined in the plan) before the complete scheduled repayment of the ESOP loan. Generally, upon such an event, the supplemental executive retirement plan will provide the participant with a benefit equal to what the participant would have received under the ESOP had he or she remained employed throughout the term of the ESOP loan, less the benefits actually provided.

      Split-Dollar Life Insurance. In August 1999, Enfield Federal established a split-dollar life insurance arrangement to provide Mr. O'Connor with a death benefit. Under the terms of the arrangement, title and ownership of the life insurance policy resides with Enfield Federal and Enfield Federal pays all of the insurance premiums. Upon Mr. O'Connor's death, his beneficiaries will be entitled to 25% of the total proceeds, less the cash value of the policy. Enfield Federal will be entitled to the remaining life insurance proceeds. Enfield Federal will be entitled at all times to the cash surrender value of the life insurance policy.

Option Grants in Last Fiscal Year

      The following table lists all grants of options to the named executive officers in 2005.

                                  Number of            % of Total
                                 Securities             Options
                                 Underlying            Granted to         Exercise or
                               Options Granted        Employees in        Base Price        Expiration
           Name                    (#)(1)             Fiscal Year          Per Share           Date
---------------------------   ------------------ -------------------- -----------------  ----------------
John F. Parda..............         2,000                13.3%              $19.35         May 10, 2014


----------
(1) Options become fully exercisable in five equal annual installments beginning on the first anniversary of the date of grant; provided, however, that options become immediately exercisable upon a change in control or if the optionee terminates employment due to death or disability.

Fiscal Year-End Option Values

      No stock options were exercised by Messrs. O'Connor and Parda during the fiscal year ended March 31, 2005. The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by Messrs. O'Connor and Parda as of March 31, 2005.

                                        Number of Securities Underlying            Value of Unexercised In-the-
                                      Unexercised Options at Fiscal Year-         Money Options at Fiscal Year-
                                                     End(#)                                 End($)(1)
                                     -------------------------------------    ------------------------------------
               Name                     Exercisable         Unexercisable       Exercisable         Unexercisable
----------------------------------   ----------------     ----------------    ----------------     ---------------
David J. O'Connor........                 14,286                21,428            $37,858              $56,784
John F. Parda ...........                  1,600                 4,400             4,240                6,360


(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on March 31, 2005, less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

             Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended March 31, 2005, except for one late report filed by Mr. Parda with respect to the granting of options.

                          Transactions with Management

      The Sarbanes-Oxley Act generally prohibits loans by Enfield Federal to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Enfield Federal to its executive officers and directors in compliance with federal banking regulations. Federal banking regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made under programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Enfield Federal is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of Enfield Federal's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

                         Nominating Committee Procedures

General

      It is the policy of the Nominating Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company's Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating Committee's resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

      To submit a recommendation of a director candidate to the Nominating Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating Committee, care of the Corporate Secretary, at the main office of the Company:

      1.    The name of the person recommended as a director candidate;

      2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

      3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

      4. As to the stockholder making the recommendation, the name and address of such stockholder as they appear on the Company's books; provided, however, that if the stockholder is not a registered holder of the Company's common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

      5. A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

      In order for a director candidate to be considered for nomination at the Company's annual meeting of stockholders, the recommendation must be received by the Nominating Committee at least 120 calendar days before the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting, advanced by one year.

Process for Identifying and Evaluating Nominees

      The process that the Nominating Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

      Identification. For purposes of identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by Enfield Federal.

The Nominating Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating Committee has not previously used an independent search firm to identify nominees.

      Evaluation. In evaluating potential nominees, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under certain criteria, which are described below. If such individual fulfills these criteria, the Nominating Committee will conduct a check of the individual's background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Qualifications

      The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company's Bylaws, which include an age limitation requirement. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

      If the candidate is deemed eligible for election to the Board of Directors, the Nominating Committee will then evaluate the prospective nominee to determine if he or she possesses the following qualifications, qualities or skills:

      o contributes to the range of talent, skill and expertise appropriate for the Board;
      o financial, regulatory, accounting and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to understand financial statements;
      o familiarity with the Company's market area and participation and ties to local businesses and local civic, charitable and religious organizations;
      o     personal and professional integrity, honesty and reputation;
      o the ability to represent the best interests of the stockholders of the Company and the best interests of the institution;
      o the ability to devote sufficient time and energy to the performance of his or her duties;
      o independence under applicable Securities and Exchange Commission and listing definitions; and
      o     current equity holdings in the Company.

The Committee will also consider any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

      With respect to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

          Submission of Business Proposals and Stockholder Nominations

      The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's next annual meeting no later than March 9, 2006. If next year's annual meeting is held on a date more than 30 calendar days from August 11, 2006, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's Bylaws, a copy of which may be obtained from us, set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders, including director nominations. The Bylaws provide that any stockholder may bring business before an annual meeting provided the stockholder files a notice with the Corporate Secretary at least five days before the annual meeting.

                           Stockholder Communications

      The Company encourages stockholder communications to the Board of Directors and/or individual directors. All communications from stockholders should be addressed to New England Bancshares, Inc., 660 Enfield Street, Enfield, Connecticut 06082. Communications to the Board of Directors or to individual directors should be in the care of Nancy L. Grady, Corporate Secretary. Communications regarding financial or accounting policies should be sent to the Chair of the Audit Committee. All other communications should be sent to the Chair of the Nominating Committee.

                                  Miscellaneous

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

      The Company's Annual Report to Stockholders has been included with this proxy statement. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

      A copy of the Company's Form 10-KSB (without exhibits) for the fiscal year ended March 31, 2005, as filed with the Securities and Exchange Commission will be furnished without charge to all persons who were stockholders as of the close of business on June 24, 2005 upon written request to Nancy L. Grady, Corporate Secretary, New England Bancshares, Inc., 660 Enfield Street, Enfield, Connecticut 06082.

      If you and others who share your address own your shares in "street name," your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in "street name" and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Nancy L. Grady


                                              Nancy L. Grady
                                              Corporate Secretary

Enfield, Connecticut
July 7, 2005

                                 REVOCABLE PROXY
                          NEW ENGLAND BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                 August 11, 2005
                              1:00 p.m., Local Time
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the official proxy committee of New England Bancshares, Inc. (the "Company"), consisting of Lucien P. Bolduc, Peter
T. Dow, William C. Leary, Myron J. Marek, Dorothy K. McCarty, David J. O'Connor, Richard K. Stevens and Richard M. Tatoian, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on August 11, 2005 at 1:00 p.m., local time, at the Enfield Hotel, One Bright Meadow Boulevard, Enfield, Connecticut and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

      1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

            Peter T. Dow, William C. Leary and Dorothy K. McCarty

                                                                  FOR ALL
                                                                  -------
            FOR                       WITHHOLD                    EXCEPT
            ---                       --------                    ------

            |_|                         |_|                         |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------

      2. The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors of New England Bancshares, Inc. for the fiscal year ending March 31, 2006.

            FOR                       AGAINST                     ABSTAIN
            ---                       -------                     -------

            |_|                         |_|                         |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

      This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

Dated:
      -------------------------            ----------------------------------
                                           SIGNATURE OF STOCKHOLDER



                                           ----------------------------------
                                           SIGNATURE OF CO-HOLDER (IF ANY)

      The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated July 7, 2005 and an Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                    [New England Bancshares, Inc. Letterhead]


Dear ESOP Participant:

      On behalf of the Board of Directors of New England Bancshares, Inc. (the "Company"), I am forwarding you the attached vote authorization form to convey your voting instructions to First Bankers Trust Services, Inc. (the "Trustee") on the proposals to be presented at the Annual Meeting of Stockholders of New England Bancshares, Inc. to be held on August 11, 2005. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of New England Bancshares, Inc. Stockholders and a copy of the Company's Annual Report to Stockholders.

      As a participant in the Enfield Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP"), you are entitled to vote all unvested shares of Company common stock allocated to your account as of June 24, 2005. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee by August 1, 2005. If you do not direct the Trustee how to vote the shares of Company common stock allocated to your ESOP account, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

      To direct the voting of the shares of Company common stock allocated to your account under the ESOP, please complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope no later than August 1, 2005. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Enfield Federal Savings and Loan Association.

                                           Sincerely,

                                           /s/ David J. O'Connor

                                           David J. O'Connor
                                           President and Chief Executive Officer

                             VOTE AUTHORIZATION FORM
                             -----------------------

      I understand that First Bankers Trust Services, Inc., the Trustee, is the holder of record and custodian of all shares of New England Bancshares, Inc. (the "Company") common stock allocated to me under the Enfield Federal Savings and Loan Association Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on August 11, 2005.

      Accordingly, please vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

      Peter T. Dow, William C. Leary and Dorothy K. McCarty


                                                            FOR ALL
                                                            -------
      FOR                       WITHHOLD                    EXCEPT
      ---                       --------                    ------

      |_|                         |_|                         |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------

2. The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors of New England Bancshares, Inc. for the fiscal year ending March 31, 2006.


      FOR                       AGAINST                     ABSTAIN
      ---                       -------                     -------

      |_|                         |_|                         |_|

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

      The Trustee is hereby authorized to vote any shares allocated to me as indicated above.



---------------------------------               -------------------------------
             Date                                          Signature

Please date, sign and return this form in the enclosed envelope no later than August 1, 2005.

                    [New England Bancshares, Inc. Letterhead]


Dear 401(k) Participant:

      On behalf of the Board of Directors of New England Bancshares, Inc. (the "Company"), I am forwarding you the attached vote authorization form provided to convey your voting instructions to Bank of New York (the "Trustee") on the proposals to be presented at the Annual Meeting of Stockholders of New England Bancshares, Inc. to be held on August 11, 2005. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of New England Bancshares, Inc. Stockholders and a copy of the Company's Annual Report to Stockholders.

      As a holder of Company common stock under Enfield Federal Savings and Loan Association Employees' Savings & Profit Sharing Plan and Trust (the "401(k) Plan"), you are entitled to direct the Trustee how to vote the shares of Company common stock credited to your account as of June 24, 2005, the record date for the annual meeting. If the Trustee does not receive your instructions by August 1, 2005, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions received from other 401(k) participants.

      Please complete, sign and return the attached vote authorization form and return it in the enclosed postage-paid envelope provided by Muldoon Murphy & Aguggia LLP no later than August 1, 2005. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Enfield Federal Savings and Loan Association.

                                           Sincerely,

                                           /s/ David J. O'Connor

                                           David J. O'Connor
                                           President and Chief Executive Officer

                             VOTE AUTHORIZATION FORM
                             -----------------------

      I understand that Bank of New York is the holder of record and custodian of all shares of New England Bancshares, Inc. (the "Company") common stock credited to me under the Enfield Federal Savings and Loan Association Employees' Savings & Profit Sharing Plan and Trust (the "401(k) Plan"). Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on August 11, 2005.

         Accordingly, please vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

      Peter T. Dow, William C. Leary and Dorothy K. McCarty


                                                            FOR ALL
                                                            -------
      FOR                       WITHHOLD                    EXCEPT
      ---                       --------                    ------

      |_|                         |_|                         |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------

2. The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors of New England Bancshares, Inc. for the fiscal year ending March 31, 2006.


      FOR                       AGAINST                     ABSTAIN
      ---                       -------                     -------

      |_|                         |_|                         |_|

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

      The Trustee is hereby authorized to vote the shares of Company common stock credited to my account in the 401(k) Plan in its trust capacity as indicated above.


---------------------------------               -------------------------------
             Date                                          Signature

Please date, sign and return this form in the enclosed envelope no later than August 1, 2005.